EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Form S-8 Registration Statement of our report dated February 29, 1996 included in the CRW Financial, Inc. Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this Registration Statement.




                                             Arthur Andersen, LLP



Philadelphia, Pa.
October 25, 1996